                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         RiverSource Sector Series, Inc.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

          2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

          4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________

          5)   Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________

          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________

          3)   Filing Party:

________________________________________________________________________________

          4)   Date Filed:

________________________________________________________________________________

                                RIVERSOURCE FUNDS

                         734 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 2, 2009

RIVERSOURCE SECTOR SERIES, INC.
RiverSource Real Estate Fund

A Special Meeting of Shareholders (the "Meeting") of RiverSource Real Estate Fund (the "Fund") will be held at 10 a.m. CDT on June 2, 2009, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota in the Minnesota River Room on the Third Floor. At the Meeting, shareholders will consider the following proposal with respect to the Fund:

     To approve the change in the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined under the Investment Company Act of 1940, as amended.

Shareholders will also consider any other business as may properly come before the Meeting, or any adjourned or postponed sessions thereof.

Please take some time to read the enclosed proxy statement. It discusses the proposal in more detail. If you were a shareholder on April 3, 2009, you may vote at the Meeting or at any adjournment or postponement of the Meeting. We hope you can attend the Meeting. If you cannot attend, please vote by telephone, internet or mail. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Fund's proxy solicitor toll free at (866) 438-8932. It is important that you vote. The Board of Directors of the Fund recommends that you vote FOR the proposal. The proxy statement is expected to be mailed to shareholders on or about April 4, 2009.

                                        By order of the Board of Directors

                                        Scott R. Plummer, Secretary

                                        April 4, 2009

RIVERSOURCE SECTOR SERIES, INC.
RiverSource Real Estate Fund

                                 PROXY STATEMENT

                               DATED APRIL 4, 2009

This document is a proxy statement for RiverSource Real Estate Fund (the "Fund"). The address and telephone number of the Fund are 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 and (888) 791-3380. This proxy statement and the enclosed proxy card are expected to be mailed to shareholders on or about April 4, 2009. This proxy statement contains information you should know before voting on the following proposal with respect to the Fund:

     To approve a change in the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act").

Shareholders will also consider any other business that may properly come before the meeting, or any adjourned or postponed sessions thereof.

The proposal will be considered by shareholders of the Fund at a special meeting of shareholders (the "Meeting") that will be held at 10 a.m. CDT on June 2, 2009, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 in the Minnesota River Room on the Third Floor. The Fund is a series of a registered open-end management investment company. Please read this proxy statement and keep it for future reference.

To ask questions about this proxy statement, please call the Fund's proxy solicitor, Computershare Fund Services, toll free at (866) 438-8932.

The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy materials and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's website at www.sec.gov.

PLEASE NOTE THAT THE FUND IS NOT A BANK DEPOSIT, IS NOT FEDERALLY INSURED, IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY AND IS NOT GUARANTEED TO ACHIEVE ITS INVESTMENT OBJECTIVE.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this proxy statement. Any representation to the contrary is a criminal offense.



                            RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT  1

FEES AND EXPENSES

The costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting (including any adjourned or postponed sessions thereof) and all other expenses associated with obtaining the approval of the shareholders of the Fund will be borne by RiverSource Investments, LLC ("RiverSource Investments"), the Fund's investment manager.

PROPOSAL: TO CHANGE THE CLASSIFICATION OF THE FUND FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND

The Board of Directors (the "Board") has approved, and recommends that shareholders approve, the proposal to change the classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Reclassification"). There will be no adverse tax consequences as a result of the change in classification.

FUND CLASSIFICATION. The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 25% of the Fund's total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer.
Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund. It is the position of the staff of the Securities and Exchange Commission that a fund that is classified as a non-diversified fund but has operated as a diversified fund for more than three consecutive years has changed its status to that of a diversified fund. The Fund's current classification as a diversified fund results from its having operated as diversified Fund for more than three consecutive years. The Fund is seeking shareholder approval to restore its non-diversified classification because RiverSource Investments, its investment manager, believes that the Fund will benefit from the additional investment flexibility, and because a diversified fund may convert to non-diversified status only with shareholder approval.

The Fund is also subject to certain additional diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code"). With respect to 50% of the Fund's total assets, the Fund may not invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of the Fund's total assets, the Fund may not invest more than 25% of its assets in any one issuer. If this proposal is approved, the Fund will continue to be subject to the Code's diversification requirements with respect to regulated investment companies.



 2  RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT

REASONING AND POTENTIAL RISK. The Fund's investment manager is seeking the flexibility to invest more of the Fund's assets in a smaller number of issuers. The Fund's investment manager believes this flexibility will allow the Fund to better pursue its investment objective of providing shareholders with total return from both current income and capital appreciation. Even if this proposal is approved, the Fund's investment manager may or may not operate the Fund as non-diversified, depending on its assessment of the investment opportunities available to the Fund from time to time. (Of course, pursuant to Rule 13a-1, should the Fund operate as a "diversified" fund for a period of three consecutive years, it would revert to its diversified status).

A non-diversified fund may invest more of its assets in the securities of fewer companies than if it were a diversified fund, and therefore is subject to greater risk. Because each investment may have a greater effect on a non-diversified fund's performance, a non-diversified fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to change the classification of the Fund to non-diversified. Approval of the proposed change requires the favorable vote of the lesser of (a) a majority of the Fund's outstanding voting securities or (b) 67% or more of the Fund's outstanding voting securities present at the meeting, so long as more than 50% of the outstanding voting securities are present. If shareholders approve the proposed change, it will take effect shortly after the Meeting. If the proposed change is not approved, the Fund will continue to operate as a diversified fund.

OTHER INFORMATION

INVESTMENT MANAGER

The current investment adviser to the Fund is RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. Its business address is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current independent registered accounting firm of the Fund is Ernst & Young LLP. Its business address is 220 South 6th Street, Suite 1400, Minneapolis, MN 55402.

DISTRIBUTOR

The Fund's current Distributors are RiverSource Distributors, Inc. and RiverSource Fund Distributors, Inc., whose business addresses are 50611 Ameriprise Financial Center, Minneapolis MN 55474 and 50606 Ameriprise Financial Center, Minneapolis, MN 55474, respectively.



                            RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT  3

ADMINISTRATOR

The current administrator is Ameriprise Financial, Inc. ("Ameriprise"). Its business address is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Board as a group or individually. Any such communications should be sent to the Board of the Fund or to an individual director in writing, c/o the Secretary of the Fund, at 901 Marquette Avenue South, Suite 2810, Minneapolis, Minnesota 55402-3268. The Secretary may determine not to forward to the Board of Directors any letter that does not relate to the business of the Fund.

PROXY STATEMENT DELIVERY

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one proxy card for each account. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by writing to the Fund at the following address: 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

SHAREHOLDER REPORTS

The Fund will furnish, without charge, a copy of its most recent annual report and, if applicable, its most recent semiannual report subsequent to such annual report, to its shareholders on request. For a copy at no charge of any of the documents listed above and/or to ask questions about this proxy statement, call the Fund's proxy solicitor at (866) 438-8932.



 4  RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT

BENEFICIAL OWNERS OF FUND SHARES IN EXCESS OF 5%

The chart below lists the persons that, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of any class of the Fund as of Jan. 31, 2009. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the Fund. The directors and officers of the Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of Jan. 31, 2009.

RIVERSOURCE REAL ESTATE FUND

                                                        PERCENT OF
                           5% OWNERS                   SHARES HELD
CLASS A   Charles Schwab & Co., Inc. ("Charles
          Schwab") a brokerage firm in San Francisco,
          CA                                              11.92%
CLASS B   None                                              N/A
CLASS C   None                                              N/A
CLASS I   RiverSource Income Builder Basic Income
          Fund*                                            5.95%
          RiverSource Income Builder Enhanced Income
          Fund*                                           11.95%
          RiverSource Income Builder Moderate Income
          Fund*                                           25.34%
          RiverSource Portfolio Builder Aggressive
          Fund*                                            7.33%
          RiverSource Portfolio Builder Moderate
          Fund*                                           16.76%
          RiverSource Portfolio Builder Moderate
          Aggressive Fund*                                16.19%
          RiverSource Portfolio Builder Moderate
          Conservative Fund*                               6.48%
          RiverSource Portfolio Builder Total Equity
          Fund*                                            6.18%
CLASS R4  Charles Schwab                                  94.40%
          RiverSource Investments, LLC ("RiverSource
          Investments"), Minneapolis, MN                   5.60%
CLASS W   RiverSource Investments                           100%


* The combination of RiverSource Investments initial capital investment (seed account) and RiverSource Portfolio Builder Funds (affiliated "funds-of-funds") investments in Class I shares in RiverSource Real Estate Fund represents aggregate ownership of 59.4% of the Fund. RiverSource Investments (investment manager for RiverSource Real Estate Fund and the funds-of-funds) does not invest in the Fund for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25% of the Fund, such that these entities may be deemed to control the Fund, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed account) and the funds-of-funds' Board (which votes proxies for the funds-of-funds) vote the proposal in the same proportion that other shareholders vote on the proposal.



                            RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT  5

OUTSTANDING SHARES

For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of the Jan. 31, 2009 was as follows:

RIVERSOURCE REAL ESTATE FUND

                                               NET ASSETS VALUE     SHARES
                                   NET ASSETS      PER SHARE     OUTSTANDING
Class A                           $40,359,028        $5.82         6,934,967
Class B                             6,244,826         5.77         1,082,375
Class C                               750,443         5.76           130,176
Class I                            69,503,260         5.83        11,913,962
Class R4                               54,747         5.80             9,445
Class W                                 1,593         5.79               275


PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

VOTING. Shareholders of record of the Fund on April 3, 2009 are entitled to vote based on their total dollar interest in the Fund irrespective of which class they own.

A quorum is required to take action at the Meeting. With respect to the Fund, the presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least ten percent (10%) of the shares outstanding and entitled to vote at the Meeting shall constitute a quorum.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of the proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other Fund shareholders have voted.

PROXY SOLICITATION. If you properly authorize your proxy by internet, telephone or facsimile, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and at any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast in favor of the Reclassification of the Fund.



 6  RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT

REVOKING YOUR PROXY. If you execute, date and submit a proxy card in respect of the Fund, you may revoke your proxy or change it by providing written notice to the Fund (Attention: Secretary) at 50606 Ameriprise Financial Center, Minneapolis, MN 55474, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet, telephone or facsimile on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet, telephone or facsimile, you may revoke it by authorizing a subsequent proxy by internet, telephone or facsimile or by completing, signing and returning a proxy card dated as of a date that is later than your last internet, telephone or facsimile proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be paid by RiverSource Investments. Supplementary solicitations may be made by internet, telephone or facsimile, or by personal contact. Computershare Fund Services has been engaged to assist in the solicitation of proxies, at an aggregate estimated cost of $7,627.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Fund does not hold annual meetings of shareholders. Shareholders who wish to make a proposal at the Fund's next special meeting, which may or may not be included in the Fund's proxy materials, must notify the Fund a reasonable amount of time before the Fund begins to print and mail its proxy materials. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, as there are other requirements in the proxy rules relating to such inclusion.

If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the persons named as proxies for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the Meeting. If a shareholder makes a timely notification, the persons named as proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

OTHER BUSINESS. The Board does not know of any matters to be presented at the Meeting other than the proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

ADJOURNMENT. In the event that not enough votes are received by the time scheduled for the Meeting, or, even if a quorum is present, if sufficient votes in favor of the proposal are not received and tabulated prior to the time scheduled for the Meeting, the Meeting may be adjourned, with no notice other than an announcement at the Meeting, to a date no later than the 120th day after the original record date for the Meeting to allow further solicitation of shareholders


                            RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT  7
for the proposal. Shareholders also may adjourn the Meeting, subject to the same conditions as apply to the chairman of the Meeting, with no notice other than an announcement at the Meeting.

If insufficient votes are received by the time of the Meeting, the persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposal. They will vote against any adjournment those shares that have voted against the proposal. The costs of any additional solicitation and of any adjourned meeting will be borne by RiverSource Investments. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.



 8  RIVERSOURCE REAL ESTATE FUND -- PROXY STATEMENT

PROXY                           RIVERSOURCE FUNDS                          PROXY
                         RIVERSOURCE SECTOR SERIES, INC.
                          RIVERSOURCE REAL ESTATE FUND
                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RIVERSOURCE REAL ESTATE FUND.

The undersigned hereby constitutes and appoints Stephen R. Lewis, Jr., Scott R. Plummer and Christopher O. Petersen, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of RiverSource Real Estate Fund held of record by the undersigned on April 3, 2009 at the Special Meeting of Shareholders to be held on June 2, 2009 (the Meeting), and at any adjournment thereof. The undersigned hereby revokes any previous proxies with respect to such shares of the undersigned.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S), AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, INCLUDING, BUT NOT LIMITED TO, PROPOSING AND/OR VOTING ON ADJOURNMENT OF THE MEETING WITH RESPECT TO THE PROPOSAL, INCLUDING, BUT NOT LIMITED TO, IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE PROPOSAL ARE NOT RECEIVED. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO VOTING INSTRUCTION INDICATED AS TO THE PROPOSAL ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED ARE ENTITLED TO VOTE, SUCH SHARES SHALL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA TELEPHONE: 1-866-241-6192
                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM

                                     999 9999 9999 999           _______________

                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy Card and date it. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Additional Signature (if held jointly)

                                     -------------------------------------------
                                     Date                      RSF_19835_021109A

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

                                   (GRAPHIC)

                              VOTE ON THE INTERNET
                                   LOG ON TO:

                              WWW.PROXY-DIRECT.COM
                        FOLLOW THE ON-SCREEN INSTRUCTIONS
                               AVAILABLE 24 HOURS

                                   (GRAPHIC)

                                  VOTE BY PHONE
                               CALL 1-866-241-6192

                               FOLLOW THE RECORDED
                                  INSTRUCTIONS
                               AVAILABLE 24 HOURS

                                   (GRAPHIC)

                                  VOTE BY MAIL
                         VOTE, SIGN AND DATE THIS PROXY

                             CARD AND RETURN IN THE
                             POSTAGE-PAID ENVELOPE

                                   (GRAPHIC)

                                 VOTE IN PERSON
                           ATTEND SHAREHOLDER MEETING
                                 MARQUETTE HOTEL
                             710 MARQUETTE AVENUE S

                              MINNEAPOLIS, MN 55402
                                 ON JUNE 2, 2009

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote "FOR" the proposal

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

1.   To approve a change in the classification of          FOR  AGAINST  ABSTAIN
     RiverSource Real Estate Fund from a "diversified"     [ ]    [ ]      [ ]
     fund to a "non-diversified" fund.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR RIVERSOURCE
                                REAL ESTATE FUND
                SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2009.
              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
                     HTTPS://WWW.PROXY-DIRECT.COM/RFS19835

   EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE
                                    OPTIONS!
                               RSF_19835_021109A

RIVERSOURCE SECTOR SERIES, INC.
RiverSource Real Estate Fund

                                 PROXY STATEMENT

                                                                   April 4, 2009

HERE IS A BRIEF OVERVIEW OF THE PROPOSAL FOR RIVERSOURCE REAL ESTATE FUND (THE "FUND"). THIS IS MERELY A SUMMARY. PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT BEFORE VOTING.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' approval for certain kinds of changes, such as the proposed change in classification of the Fund from a "diversified" fund to a "non-diversified" fund, as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the
"Reclassification"), as described in the enclosed proxy statement.

Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on the Reclassification. If the Reclassification is approved by shareholders, the Fund will be classified as a "non-diversified" fund for purposes of the 1940 Act. The Fund's investment manager, RiverSource Investments, LLC believes the increased flexibility resulting from the Reclassification will allow the Fund to better pursue its investment objective of providing shareholders with total return from both current income and capital appreciation.

Please read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board of Directors of the Fund recommends that you vote FOR the Reclassification of the Fund.

Q: HOW DO I VOTE?

You can vote in one of four ways:

- By telephone

- By internet

- By mail with the enclosed proxy card

- In person at the meeting

Please refer to the enclosed proxy card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the proposal described in the enclosed proxy statement or about voting procedures, please call the Fund's proxy solicitor, Computershare Fund Services, toll free at (866) 438-8932.